SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 12, 2006

Commission File	Registrant, State of Incorporation, Address of	I.R.S. Employer
Number	Principal Executive Offices and Telephone Number	Identification Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Signatures

Section 8—Other Events
Sierra Pacific Power Company
Item 8.01      Other Events
On April 12, 2006, the Public Utilities Commission of Nevada (PUCN) approved an overall 3.5% increase in electric rates for Sierra Pacific Power Company’s northern Nevada customers to reflect the continuing rise in fuel and energy costs. Sierra Pacific Power Company (SPPC) is a subsidiary of Sierra Pacific Resources (NYSE: SRP).
For SPPC’s typical residential customer using 740 kilowatt hours of electricity, monthly bills will increase by $2.96, from $95.07 to $98.03. The increase will become effective May 1, 2006.
Known as the Base Tariff Energy Rate (BTER), the increase represents a new rate going forward that reflects the future price of fuel and energy that SPPC expects to pay in order to supply its customers. It is a dollar-for-dollar pass through to customers with no mark-up or profit to SPPC. A majority of the increases can be attributed to the rising price of natural gas, a primary fuel used to generate electricity.
The PUCN’s approval of the BTER, is only one part of SPPC’s filing made with the PUCN in December 2005. Hearings are scheduled next month for the PUCN to review the request to recover costs SPPC has already incurred for fuel to generate electricity and purchase wholesale power to serve customers.
Nevada Power Company
Item 8.01      Other Events
On April 12, 2006, Nevada Power Company (NPC), a wholly-owned subsidiary of Sierra Pacific Resources announced that the PUCN approved the previously-announced stipulation with intervening parties on the going forward rate portion of NPC’s annual deferred energy filing.
The agreement results in an increase of approximately 7.1 percent for NPC’s typical residential customer using 1250 kilowatt hours. After these changes, this customer would see an average monthly increase of $9.10, to $136.98 effective May 1.
The PUCN’s decision does not affect the portion of the deferred energy filing made in January in which NPC requested to recover costs it had already incurred for fuel and purchased power. Hearings on that portion of the filing will be conducted in June with any approved rate changes effective in August 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: April 13, 2006	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: April 13, 2006	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: April 13, 2006	By:	/s/ John E. Brown
John E. Brown
Controller